UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 22, 2016

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-35363	43-1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri		63025
(Address of principal executive offices)		(Zip Code)

(636) 938-7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.Entry into a Material Definitive Agreement

Securities Purchase Agreement

On August 22, 2016, Peak Resorts, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with CAP 1 LLC (the “Investor”) in connection with the sale and issuance (the “Investor Private Placement”) of $20 million in Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, (the “Series A Preferred”) and three warrants (the “Warrants”), exercisable for twelve years, to purchase (i) 1,538,462 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at $6.50 per share, (ii) 625,000 shares of Common Stock at $8.00 per share and (iii) 555,556 shares of Common Stock at $9.00 per share, in each case, subject to adjustments.   The Series A Preferred and the Warrants are being offered to the Investor in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder.  Based on the Schedule 13G filed by the Investor on February 12, 2016, the Investor currently has, before giving effect to the Investor Private Placement, sole voting and dispositive power over 1,218,613 shares of Common Stock, representing an 8.7% interest in the Company.

The closing of the Investor Private Placement (the “Closing”) is conditioned upon (i) the reduction by the Company’s senior lenders, EPT Ski Properties, Inc. and EPT Mount Snow, Inc., in the additional interest reserve requirement related to the breakage of the Fixed Charge Coverage Ratio Covenant, (ii) the approval of the Corporate Actions (as defined below) by the shareholders of the Company, and (iii) certain other customary closing conditions in the Purchase Agreement. As promptly as practicable following the date of the Purchase Agreement, the Company is required to hold a meeting of its shareholders in order to, among other things, vote upon the approval of: (i) an increase in the Company’s authorized Common Stock, (ii) the authorization of blank check preferred stock and such conforming changes to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) as are reasonably necessary to avoid any conflict between the terms of the Certificate of Designation (as defined below) and the other transaction documents with the Articles, and (iii) the transaction as required by the Nasdaq Listing Rules (the foregoing, the “Corporate Actions”).  The Company intends to seek such approval at its annual meeting of shareholders.  Subject to receiving shareholder approval of the Corporate Actions, in order to close, the Company must also file the approved amendments to its Articles, together with the Certificate of Designation, with the Secretary of State of Missouri.  The Series A Preferred and the Warrants will not be issued, and the Company will not receive any investment funds, until the Closing.

The Purchase Agreement contains customary representations and warranties and pre-Closing covenants and requires the execution and delivery of the Warrants as well as the Registration Rights Agreement, the Stockholders’ Agreement and the Voting Agreement (each, as defined below). The Purchase Agreement also contains indemnification obligations on the part of the Company in connection with any breach of the Purchase Agreement.

In addition, the Purchase Agreement grants to the Company the right to issue to the Investor an additional 20,000 shares of Series A Preferred, along with additional Warrants, all on the same terms and conditions as the Investor Private Placement, as long as (i) there is no material adverse effect, (ii) the average closing price of the Common Stock for the ten trading days prior to the execution of the documents for such additional shares is not less than the average closing price of the Common Stock for the ten trading days prior to the execution of the Purchase Agreement, (iii) the Investor is reasonably satisfied with the manner in which the Company intends to use the net cash proceeds of such issuance, and (iv) the Company has successfully implemented an EB-5 Immigrant Investor Program with respect to Mount Snow and one investor’s application has approved.

The Purchase Agreement may be terminated (i) by mutual agreement, (ii) by either party if the applicable conditions are incapable of fulfillment, or (iii) by either party if Closing has not occurred on or before November 15, 2016.  If the Purchase Agreement is terminated because of the failure to obtain shareholder approval and the Board of Directors of the Company (the “Board”) has failed to recommend or continue to recommend or has withdrawn or modified its recommendation to vote in favor of the Investor Private Placement, the Company shall not later than three business days after a request by the Investor, reimburse the Investor for its out of pocket expenses (including legal fees) incurred in connection with the Investor Private Placement up to a maximum aggregate amount of $125,000.

The Company intends to use the net proceeds from the sale of the Series A Preferred and Warrants for working capital and general corporate purposes and for the execution of its strategy for future growth, including expansion through acquisition.

Form of Certificate of Designation

Subject to the shareholders approving the Corporate Actions, immediately prior to the Closing, the Company intends to file a Certificate of Designation of Series A Cumulative Convertible Preferred Stock of Peak Resorts, Inc. (the “Certificate of Designation”), the form of which is attached as an exhibit to the Purchase Agreement, with the Secretary of State of Missouri. Pursuant to the Certificate of Designation, 40,000 shares of the Company’s preferred stock will be designated Series A Preferred. The shares of Series A Preferred, among other things:

•

Generally rank, with respect to the liquidation, dividends and redemption, senior to other securities until the earlier of (i) such date as no Series A Preferred remains outstanding and (ii) January 1, 2027 (such earlier date, the “Expiration Date”);

•

From and after the date that is nine (9) months from the date of issuance, are entitled to cumulative dividends at the rate of 8% per annum on the liquidation value of $1,000 per share (the “Liquidation Value”);

•	Are entitled to be paid out of the assets of the Company available for distribution to its stockholders upon liquidation, the Liquidation Value plus all unpaid accrued and accumulated dividends;

•

Subject to redemption at 125% of the Liquidation Value plus all unpaid accrued dividends (the “Redemption Price”) at any time on or after the third anniversary of the Closing that the average closing price of the Common Stock on the thirty trading days preceding notice of the exercise of the redemption right is greater than 130% of the Conversion Price (as defined below);

•

Have, upon the occurrence of a change of control, the right to put the shares to the Company for cash at the Redemption Price, provided that the Redemption Price may, at the option of the Company, be paid in shares of Common Stock;

•

Upon the earlier of  a change of control or the nine-month anniversary of Closing, convert the Series A Preferred into shares of Common Stock equal to the number of shares to be converted, times the Liquidation Value, divided by the $6.29, as adjusted pursuant to the Certificate of Designation, (the “Conversion Price”) and receive in cash all accrued and unpaid dividends;

•	Basic anti-dilution rights; and

•

The right to vote, on an as-converted basis, with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Company.

The Company may not, before the Expiration Date, issue any convertible debt securities.  No provision of the Certificate of Designation may be amended, modified or waived in any manner without the approval of the holders of a majority of the issues and outstanding Series A Preferred.

Forms of Warrants

Three Warrants, the forms of which are attached as exhibits to the Purchase Agreement, will be issued at Closing to the Investor pursuant to the Purchase Agreement.  The Warrants entitle the Investor to purchase (i) 1,538,462 shares of the Company’s Common Stock at $6.50 per share, (ii) 625,000 shares of Common Stock at $8.00 per share and (iii) 555,556 shares of Common Stock at $9.00 per share, in each case, subject to adjustments pursuant to the basic anti-dilution provisions.  The terms of the Warrants are all identical except for the number of shares for which the Warrants are exercisable and the exercise price.  The Warrants are exercisable, in whole or in part, at any time and from time to time in the twelve years following the issuance thereof.  The exercise price must be paid in cash.

Form of Registration Rights Agreement

At the Closing the Company will enter into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), the form of which is attached as an exhibit to the Purchase Agreement.  The Registration Rights Agreement grants the following registration rights with respect to the Common Stock issuable upon conversion of the Series A Preferred and exercise of the Warrants, exercisable by the holders of a majority of the registrable securities:

•	At any time after six months following the Closing, demand registration rights on a Form S-3 (i.e., a short-form registration),

•	At any time after six months following the Closing, demand registration rights on a Form S-1 (i.e., a long-form registration), and

•	Piggyback registration rights.

The Company is not required to effect more than four short-form registrations or two long-form registrations during any nine-month period or any demand registration unless the number of registrable securities sought to be registered is at least 30% of the registrable securities for a short-form registration or 50% of the registrable securities for a long-form registration and, in any event, not less than 100,000 registrable securities. The Company may delay the filing of or causing to be effective any registration statement if the Company determines in good faith that such registration will (i) materially and adversely affect the negotiation or consummation of any actual or pending material transaction or (ii) otherwise have a material adverse effect, provided that the Company may not exercise such right to delay more than once in any consecutive 12 month period or for more than 90 days.  Customary provisions regarding market standoffs, registration procedures and expenses, blackout periods, indemnification, reporting required to comply with Rule 144 under the Securities Act and confidentiality are also included.

Form of Stockholders’ Agreement

At Closing the Company, the Investor, Timothy D. Boyd, Stephen J. Mueller and Richard K. Deutsch (the last three signatories, the “Management Stockholders”) will enter into a Stockholders’ Agreement (the “Stockholders’ Agreement”), the form of which is attached as an exhibit to the Purchase Agreement.  The Stockholders’ Agreement provides that:

(a)

Investor has a right to nominate a director so long as it beneficially owns, on an as-converted basis, at least 20% of the outstanding  equity securities of the Company, subject to satisfaction of reasonable qualification standards and Nominating and Corporate Governance Committee approval of the nominee;

(b)

Transfers of the Company’s securities by the Investor and the Management Stockholders are restricted except (i) to permitted transferees, (ii) pursuant to a public sale, (iii) pursuant to a merger or similar transaction or, (iv) with respect to the Investor, with the prior consent of the Company, which shall not be unreasonably withheld;

(c)

Transferees of Management Stockholders (other than transferees pursuant to a public sale or merger or similar transaction) generally remain bound by the Stockholders’ Agreement, and transferees of the Investor (other than affiliates) generally are not bound by the Stockholders’ Agreement and do not have the Investors’ rights thereunder;

(d)

In the event of a desired transfer of equity securities held by Management Stockholders (other than pursuant to clause (b) above), the Investor may exercise a right of first offer and tag along rights with respect to such equity securities;

(e)	In the event of a desired transfer of equity securities held by the Investor (other than pursuant to clause (b)(i), (ii) or (iii) above), the Company shall have a right of first refusal;

(f)

So long as it beneficially owns, on an as-converted basis, at least 11.4% of the outstanding  equity securities of the Company, the Investor shall have pre-emptive rights with respect to future issuances of securities, subject to standard exceptions; and

(g)

So long as it beneficially owns, on an as-converted basis, at least 11.4% of the outstanding  equity securities of the Company,  the Investor’s approval is required in order for the Company or any subsidiary to (i) materially change the nature of its business from owning, operating and managing ski resorts or (ii) acquire or dispose of any resorts, assets or properties for aggregate consideration equal to or greater than 30% of the enterprise value of the Company and its subsidiaries, or (iii) agree to do any of the foregoing.

The Stockholders’ Agreement terminates upon the earliest of the date on which (i) none of the Investor or the Management Stockholders owns any equity securities, (ii) the dissolution, liquidation or winding up of the Company, (iii) a change of control or (iv) the unanimous agreement of the Investor and the Management Stockholders.

Voting Agreement

Concurrently with the execution and delivery of the Purchase Agreement, and as an inducement to the Investors to enter into the Purchase Agreement, the Company and the Management Stockholders entered into a Voting Agreement (the “Voting Agreement”), pursuant to which the Investor and each Management Stockholder agreed to vote in favor of the Corporate Actions. The Voting Agreement also requires the Management Stockholders to:

•	Vote against the removal of the Investor’s nominee to the Board unless the Investor approves or the nominee no longer satisfies the qualifications set forth in the Stockholders’ Agreement,;

•	Vote in favor of the removal of the Investor’s nominee to the Board if requested by the Investor; and

•

Vote in favor of any increase in the authorized shares of Common Stock necessary to ensure that there are sufficient shares of Common Stock available for issuance upon conversion of the Series A Preferred and exercise of the Warrants.

The Investor and the Management Stockholders granted proxies for purposes of ensuring compliance with these voting obligations.  The Voting Agreement will upon the termination of the Purchase Agreement.

The foregoing descriptions of the Investor Private Placement, the Series A Preferred, the Warrants, the Purchase Agreement, the Certificate of Designation, the Registration Rights Agreement, the Stockholders’ Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and includes as Exhibits the Forms of Certificate of Designation, Registration Rights Agreement, Stockholders’ Agreement, Warrants, and Voting Agreement, and the Voting Agreement, a copy of which is filed as Exhibit 10.2, which Exhibits 10.1 and 10.2 are incorporated herein by reference.

Item 3.02.Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Series A Preferred and the Warrants to the Investor at the Closing, and the issuance of shares of Common Stock upon exercise and conversion thereof, have been determined to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.

The Investor has represented that it (i) is an accredited investor, as that term is defined in Regulation D, (ii) is acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof, (iii) has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities, (iv) has had adequate access to information about the Company, (v) is not purchasing the securities as a result of any general solicitation and (vi) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act, excluding Rule 506(d)(2) or (d)(3).

The securities contain a restrictive legend advising that the securities may not be offered for sale, sold, transferred, or assigned without having first been registered under the Securities Act or pursuant to an exemption from the Securities Act.

Item 3.03.Material Modification of Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

To permit the Company to have additional flexibility with respect to negotiations of private placements of securities, including in connection with the Investor Private Placement, effective as of August 18, 2016, the Board approved Amendment No. 1 to the Company’s Amended and Restated By-Laws, to provide that:

•	Voting rights of preferred stock may be varied by a Certificate of Designation;
•	Any shareholders may be granted the right to nominate a director pursuant to a written agreement approved by the Board if the nominee meets the qualifications set forth in that written agreement; and
•	The procedures for removing directors in the Company’s Amended and Restated By-Laws are the same as the procedures set forth in the Company’s Amended and Restated Articles of Incorporation.

Item 8.01.  Other Events.

On August 22, 2016, Peak Resorts, Inc. issued a press release announcing the Investor Private Placement.  A copy of the press release is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein that concern the Company or its management’s intentions, expectations, or predictions of future performance. Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the failure or inability to complete the Investor Private Placement due to the failure to satisfy any conditions to closing or otherwise; business uncertainty and contractual restrictions during the pendency of the Investor Private Placement; the amount of the costs, fees, expenses and charges related to the Investor Private Placement, including any fees and expenses due upon the termination of the Purchase Agreement; diversion of management’s attention from ongoing business concerns; the effect of the announcement of the Investor Private Placement on our business and customer relationships, operating results and business generally, including our ability to retain key employees; risks that the proposed Investor Private Placement disrupts current plans and operations; the possible adverse effect on our business and the price of our common stock if the Investor Private Placement is not completed in a timely fashion or at all; and  the factors described in this Form 8-K and in the Company’ filings with the Securities and Exchange Commission (“SEC”), including the risks described in its periodic reports filed with the SEC, including, the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this Form 8-K speak only as of the date of this Form 8-K. The Company does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

Where to Find Additional Information

The Company plans to file with the SEC a proxy statement for its 2016 annual meeting of shareholders that will include a proposal relating to the proposed Investor Private Placement (the “Annual Meeting Proxy Statement”). The Annual Meeting Proxy Statement will contain important information about the Company, the proposed Investor Private Placement and related matters. Investors and shareholders are urged to read the Annual Meeting Proxy Statement when it is available. The Annual Meeting Proxy Statement and any other relevant documents (when they become available) may be obtained free of charge at the SEC’s web site at www.sec.gov and at the Company’s web site at www.peakresorts.com or by directing a written request to: Peak Resorts, Inc., 17409 Hidden Valley Drive, Wildwood, MO 63025, attention Corporate Secretary.

Item 9.01Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
3.1	Amendment No. 1 to the Company’s Amended and Restated By-Laws
10.1	Securities Purchase Agreement dated August 22, 2016 between Peak Resorts, Inc. and CAP 1 LLC
10.2	Voting Agreement dated August 22, 2016 among Peak Resorts, Inc., CAP 1 LLC, Timothy D. Boyd, Stephen J. Mueller and Richard K. Deutsch
99.1	Press release issued by Peak Resorts, Inc., dated August 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2016

PEAK RESORTS, INC. (Registrant)

By:	/s/ Stephen J. Mueller
Name:	Stephen J. Mueller
Title:	Chief Financial Officer